EXHIBIT 10.13
                                                                   -------------

                                    AGREEMENT

                  This Agreement (the "Agreement"), dated as of November 9, 2001, between Bionx Implants, Inc., a Pennsylvania corporation (the "Company"), with its principal executive office located at 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, PA 129422 and Pertti Tormala (the "Executive"), with an address at Saarenkarjenkuja 5 as. 2, FIN-33300, Tampere, Finland.

                  NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

                  1. Background. The Executive has served as the Company's Executive Vice President, Research and Development, since 1995. The Company wishes to reward the Executive for his efforts on behalf of the Company and induce him to continue those efforts.

                  2. New Stock Option Grant.

                           2.1 On November 9, 2001, the Compensation Committee
of the Board of Directors of the Company granted the Executive "Specially Designated Options", as defined in the Company's 1996 Stock Option/Stock Issuance Plan (the "November 2001 Options"), to purchase an aggregate of 100,000 shares of the Company's Common Stock at an exercise price of $2.72 per share. The November 2001 Options were granted to the Executive pursuant to the Company's 1996 Stock Option/Stock Issuance Plan.

                           2.2 All of the November 2001 Options will vest fully
upon the consummation of (i) a merger or consolidation with a party to whom the Company has sent information in connection with a possible "Corporate Transaction" (as defined below) during the term of the Executive's employment with the Company in which securities possessing more than 50% of the voting power of the Company's outstanding shares will be transferred to a person or persons different from the persons holding those securities immediately prior to the transaction or (ii) a sale, transfer or other disposition of all or substantially all of the Company's assets or securities to a party to whom the Company has sent information in connection with a possible Corporate Transaction during the term of the Executive's employment with the Company (any such transaction described in clause (i) or clause (ii) being referred to as a "Corporate Transaction"), and remain exercisable until the close of business on April 30, 2003 (the "Expiration Date"), at which time any and all November 2001 Options that remain unexercised or have not vested shall lapse immediately.

                           2.3 If the Executive's employment with the Company is
terminated (i) by the Company without "Cause" (as defined herein), (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for "Good Reason" (as defined herein), in the case of (i), (ii) or
(iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, the November 2001 Options shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, the November 2001 Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the November 2001 Options be exercisable after the Expiration Date. If the Executive's employment with the Company is terminated by the Company for Cause or by the Executive without Good Reason, any and all unexercised November 2001 Options and any and all unvested November 2001 Options shall lapse immediately upon such termination.

                           2.4 The Company has delivered to the Executive a
Notice of Grant of Stock Option Form which is consistent with these provisions.

                           2.5 In the event that (a) the engagement of U.S.
Bancorp Piper Jaffray Inc. ("Piper"), pursuant to the engagement letter, dated October 31, 2001 (the "Engagement Letter"), between the Company and Piper, terminates prior to April 30, 2003 and any of the November 2001 Options remain unexercised or unvested at such termination date and the Company enters into an arrangement with another investment banker pertaining to the same or similar matters covered by the Engagement Letter, or (b) the Engagement Letter between the Company and Piper extends after April 30, 2003 by agreement of the parties, and some of the November 2001 Options remain unexercised or unvested at April 30, 2003, then, in the case of either (a) or (b), the Company will use its best efforts to grant additional stock options to the Executive with the goal of providing the Executive with the same benefit as was contemplated by the grant of the November 2001 Options.

                           2.6 For purposes of this Agreement, the term "Cause"
shall mean (i) a significant act of dishonesty or deceit in the performance of Executive's duties, (ii) receipt by Executive of kickbacks, bribes or other improper payments, (iii) any willful continuation of a violation or of a breach of any applicable law or material regulation governing the Company's activities after the Executive is notified by the Company's Board of Directors that his conduct constitutes such a violation or breach, or (iv) conviction of Executive with respect to a felony involving moral turpitude.

                           2.7 For purposes of this Agreement, the term "Good
Reason" shall mean a resignation by the Executive within 30 days after (i) a materially adverse change in the Executive's duties or title, (ii) a material breach of this Agreement by the Company and the Company's failure to cure such breach within five days after the Executive notifies the Company of such breach,
(iii) the Executive's offices are relocated to a location that is more than 20 miles from the Executive's current offices at the Company, (iv) the consummation of a Corporate Transaction or (v) a change in the composition of the Board of Directors of the Company such that the "Continuing Directors" (as defined herein) no longer constitute a majority of the Board. For purposes of this Agreement, the term "Continuing Director" shall mean (i) each current member of the Company's Board of Directors and (ii) each person who is hereinafter first nominated to such Board by unanimous vote of persons who then constitute Continuing Directors.

                  3.       Acceleration of Existing Options.

                           3.1 The Company hereby designates all stock options
previously granted to the Executive prior to the date hereof (the "Prior Options") under the Company's 1996 Stock Option/Stock Issuance Plan and the Company's Investment Plan (such Plans collectively referred to hereinafter as the "Plans") as Specially Designated Options as described in the Company's 1996 Stock Option/Stock Issuance Plan. The Company agrees that all Prior Options granted to the Executive that are not then fully vested will vest in full upon the consummation of a Corporate Transaction. Any Prior Options that remain unexercised or unvested on the Expiration Date will immediately revert to their original vesting schedules on the Expiration Date, provided that the original term of such Prior Options extended beyond the Expiration Date. This provision shall not be deemed to extend the term of any Prior Options.

                           3.2 If the Executive's employment with the Company is
terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, in the case of (i), (ii) or (iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, any Prior Options that have not vested shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, such Prior Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the Prior Options be exercisable after the expiration of their original terms. If the Executive's employment with the Company is terminated by the Company for Cause, any and all unexercised Prior Options and any and all unvested Prior Options shall lapse immediately upon such termination. If the Executive's employment with the Company is terminated by the Executive without Good Reason, the Executive shall have 90 days from such termination in which to exercise those Prior Options which were vested on the date of such termination, and all Prior Options which had not vested prior to the date of termination shall lapse immediately.

                           3.3 The Notice of Grant of Stock Option Form
pertaining to any Prior Option shall be revised to conform to the provisions contained in Sections 3.1 and 3.2 hereof. The Company's obligations under Sections 3.1 and 3.2 hereof with respect to Prior Options shall terminate on the Expiration Date.

                  4.       Future Options.

                           4.1 The Company agrees that in the event any
additional stock options are granted to the Executive pursuant to the Plans after the date hereof (the "Future Options"), any and all such Future Options shall vest in full upon the consummation of a Corporate Transaction. Any Future Options that remain unexercised or unvested on the Expiration Date will immediately revert to the typical vesting schedules under the Plans on the Expiration Date, provided that the original term of such Future Options extended beyond the Expiration Date. This provision shall not be deemed to extend the term of any Future Options.

                           4.2 If the Executive's employment with the Company is
terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, in the case of (i), (ii) or (iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, any Future Options that have not vested shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, such Future Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the Future Options be exercisable after the expiration of their original terms. If the Executive's employment with the Company is terminated by the Company for Cause, any and all unexercised Future Options and any and all unvested Future Options shall lapse immediately upon such termination. If the Executive's employment with the Company is terminated by the Executive without Good Reason, the Executive shall have 90 days from such termination in which to exercise those Future Options which were vested on the date of such termination, and all Future Options which had not vested prior to the date of termination shall lapse immediately.

                           4.3 The Notice of Grant of Stock Option Form
pertaining to any Future Option shall contain provisions consistent with those in Sections 4.1 and 4.2 hereof. The Company's obligations under Sections 4.1 and
4.2 hereof with respect to Future Options shall terminate on the Expiration
Date.

                  5. Excise Tax. In the event that either the independent public accountants of the Executive or the Internal Revenue Service determines that any payment, coverage or benefit provided to the Executive is subject to the excise tax imposed by Section 4999 (or any successor provisions) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to the Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by such Section 4999 by the amount of the "excess parachute payment" received by the Executive (determined without regard to any payments made to the Executive pursuant to this Section 6) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by the Executive of such "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the intention of the parties hereto that the Executive's net after tax position shall be identical to that which would have obtained had Sections 280G and 4999 of the Code not been part of the Code.

                  6. Fees and Expenses. In the event that, prior to, on or after the effective date of termination of this Agreement, the Company fails to make payments or provide coverage to or sustain benefits for the Executive in accordance with the terms of this Agreement, then the Company shall pay to the Executive and reimburse the Executive for his full costs (including, without limitation, the reasonable fees and expenses of the Executive's attorneys and court and related costs) of enforcing this Agreement and obtaining the payments and coverage described herein, unless it is ultimately determined that no such failure to make payment or provide coverage occurred.

                  7. Existing Employment Agreement. The parties acknowledge and agree that nothing contained in this Agreement shall be deemed to affect any of the terms and provisions of the Executive's existing employment agreement (the "Employment Agreement") with the Company.

                  8. Notices. Any notice to be given by either party hereunder shall be in writing, mailed by certified or registered mail with return receipt requested, shall be addressed to the other party at the addresses set forth at the beginning of this Agreement, or to such other address as may have been furnished by such other party in writing as herein provided, and shall be deemed to have been given on the date of mailing.

                  9. Entire Agreement; Amendment. This instrument and the Employment Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties.

                  10. Waiver of Breach. The failure at any time to enforce or exercise any right under any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part hereof, or the right of either party hereafter to enforce or exercise its rights under each and every provision in accordance with the terms of this Agreement.

                  11. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, in whole or in part, this Agreement shall remain valid and enforceable and be reformed and construed as if such invalid or unenforceable provision, or part thereof, had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.

                  12. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Company and any successor of the Company and any such successor shall be deemed substituted for the Company under the provisions of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Executive, his legal representatives and assigns.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

                  14. Successor Liability. The Company will require any subsequent successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


                                        BIONX IMPLANTS, INC.


                                        By:
                                            -------------------------------
                                            Terry D. Wall, Chairman


                                        -----------------------------------
                                        Pertti Tormala

                                    AGREEMENT

                  This Agreement (the "Agreement"), dated as of November 9, 2001, between Bionx Implants, Inc., a Pennsylvania corporation (the "Company"), with its principal executive office located at 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, PA 129422 and Drew Karazin (the "Executive"), with an address at 920 Truepenny Road, Media, PA 19063.

                  NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

                  1. Background. The Executive has served as the Company's Vice President and Chief Financial Officer since December 1999. The Company wishes to reward the Executive for his efforts on behalf of the Company and induce him to continue those efforts.

                  2. New Stock Option Grant.

                           2.1 On November 9, 2001, the Compensation Committee
of the Board of Directors of the Company granted the Executive "Specially Designated Options", as defined in the Company's 1996 Stock Option/Stock Issuance Plan (the "November 2001 Options"), to purchase an aggregate of 10,000 shares of the Company's Common Stock at an exercise price of $2.72 per share. The November 2001 Options were granted to the Executive pursuant to the Company's 1996 Stock Option/Stock Issuance Plan.

                           2.2 All of the November 2001 Options will vest fully
upon the consummation of (i) a merger or consolidation with a party to whom the Company has sent information in connection with a possible "Corporate Transaction" (as defined below) during the term of the Executive's employment with the Company in which securities possessing more than 50% of the voting power of the Company's outstanding shares will be transferred to a person or persons different from the persons holding those securities immediately prior to the transaction or (ii) a sale, transfer or other disposition of all or substantially all of the Company's assets or securities to a party to whom the Company has sent information in connection with a possible Corporate Transaction during the term of the Executive's employment with the Company (any such transaction described in clause (i) or clause (ii) being referred to as a "Corporate Transaction"), and remain exercisable until the close of business on April 30, 2003 (the "Expiration Date"), at which time any and all November 2001 Options that remain unexercised or have not vested shall lapse immediately.

                           2.3 If the Executive's employment with the Company is
terminated (i) by the Company without "Cause" (as defined herein), (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for "Good Reason" (as defined herein), in the case of (i), (ii) or
(iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, the November 2001 Options shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, the November 2001 Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the November 2001 Options be exercisable after the Expiration Date. If the Executive's employment with the Company is terminated by the Company for Cause or by the Executive without Good Reason, any and all unexercised November 2001 Options and any and all unvested November 2001 Options shall lapse immediately upon such termination.

                           2.4 The Company has delivered to the Executive a
Notice of Grant of Stock Option Form which is consistent with these provisions.

                           2.5 In the event that (a) the engagement of U.S.
Bancorp Piper Jaffray Inc. ("Piper"), pursuant to the engagement letter, dated October 31, 2001 (the "Engagement Letter"), between the Company and Piper, terminates prior to April 30, 2003 and any of the November 2001 Options remain unexercised or unvested at such termination date and the Company enters into an arrangement with another investment banker pertaining to the same or similar matters covered by the Engagement Letter, or (b) the Engagement Letter between the Company and Piper extends after April 30, 2003 by agreement of the parties, and some of the November 2001 Options remain unexercised or unvested at April 30, 2003, then, in the case of either (a) or (b), the Company will use its best efforts to grant additional stock options to the Executive with the goal of providing the Executive with the same benefit as was contemplated by the grant of the November 2001 Options.

                           2.6 For purposes of this Agreement, the term "Cause"
shall mean (i) a significant act of dishonesty or deceit in the performance of Executive's duties, (ii) receipt by Executive of kickbacks, bribes or other improper payments, (iii) any willful continuation of a violation or of a breach of any applicable law or material regulation governing the Company's activities after the Executive is notified by the Company's Board of Directors that his conduct constitutes such a violation or breach, or (iv) conviction of Executive with respect to a felony involving moral turpitude.

                           2.7 For purposes of this Agreement, the term "Good
Reason" shall mean a resignation by the Executive within 30 days after (i) a materially adverse change in the Executive's duties or title, (ii) a material breach of this Agreement by the Company and the Company's failure to cure such breach within five days after the Executive notifies the Company of such breach,
(iii) the Executive's offices are relocated to a location that is more than 20 miles from the Executive's current offices at the Company, (iv) the consummation of a Corporate Transaction or (v) a change in the composition of the Board of Directors of the Company such that the "Continuing Directors" (as defined herein) no longer constitute a majority of the Board. For purposes of this Agreement, the term "Continuing Director" shall mean (i) each current member of the Company's Board of Directors and (ii) each person who is hereinafter first nominated to such Board by unanimous vote of persons who then constitute Continuing Directors.

                  3.       Acceleration of Existing Options.

                           3.1 The Company hereby designates all stock options
previously granted to the Executive prior to the date hereof (the "Prior Options") under the Company's 1996 Stock Option/Stock Issuance Plan and the Company's Investment Plan (such Plans collectively referred to hereinafter as the "Plans") as Specially Designated Options as described in the Company's 1996 Stock Option/Stock Issuance Plan. The Company agrees that all Prior Options granted to the Executive that are not then fully vested will vest in full upon the consummation of a Corporate Transaction. Any Prior Options that remain unexercised or unvested on the Expiration Date will immediately revert to their original vesting schedules on the Expiration Date, provided that the original term of such Prior Options extended beyond the Expiration Date. This provision shall not be deemed to extend the term of any Prior Options.

                           3.2 If the Executive's employment with the Company is
terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, in the case of (i), (ii) or (iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, any Prior Options that have not vested shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, such Prior Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the Prior Options be exercisable after the expiration of their original terms. If the Executive's employment with the Company is terminated by the Company for Cause, any and all unexercised Prior Options and any and all unvested Prior Options shall lapse immediately upon such termination. If the Executive's employment with the Company is terminated by the Executive without Good Reason, the Executive shall have 90 days from such termination in which to exercise those Prior Options which were vested on the date of such termination, and all Prior Options which had not vested prior to the date of termination shall lapse immediately.

                           3.3 The Notice of Grant of Stock Option Form
pertaining to any Prior Option shall be revised to conform to the provisions contained in Sections 3.1 and 3.2 hereof. The Company's obligations under Sections 3.1 and 3.2 hereof with respect to Prior Options shall terminate on the Expiration Date.

                  4.       Future Options.

                           4.1 The Company agrees that in the event any
additional stock options are granted to the Executive pursuant to the Plans after the date hereof (the "Future Options"), any and all such Future Options shall vest in full upon the consummation of a Corporate Transaction. Any Future Options that remain unexercised or unvested on the Expiration Date will immediately revert to the typical vesting schedules under the Plans on the Expiration Date, provided that the original term of such Future Options extended beyond the Expiration Date. This provision shall not be deemed to extend the term of any Future Options.

                           4.2 If the Executive's employment with the Company is
terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, in the case of (i), (ii) or (iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, any Future Options that have not vested shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, such Future Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the Future Options be exercisable after the expiration of their original terms. If the Executive's employment with the Company is terminated by the Company for Cause, any and all unexercised Future Options and any and all unvested Future Options shall lapse immediately upon such termination. If the Executive's employment with the Company is terminated by the Executive without Good Reason, the Executive shall have 90 days from such termination in which to exercise those Future Options which were vested on the date of such termination, and all Future Options which had not vested prior to the date of termination shall lapse immediately.

                           4.3 The Notice of Grant of Stock Option Form
pertaining to any Future Option shall contain provisions consistent with those in Sections 4.1 and 4.2 hereof. The Company's obligations under Sections 4.1 and
4.2 hereof with respect to Future Options shall terminate on the Expiration
Date.

                  5. Other Obligations Upon Termination of Employment. In the event the Executive's employment with the Company is terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, the Company agrees to (a) pay the Executive within five business days of termination a lump sum cash payment equal to six months of compensation, at the rate in effect for the Executive at the time of termination, (b) provide the Executive with the same health and insurance benefits enjoyed at the time of termination for six months following the date of termination of employment, at the Company's expense and
(c) promptly reimburse the Executive for all automobile lease termination fees. The preceding sentence shall not reduce any benefits the Executive would be entitled to receive upon termination of employment pursuant to any employee benefit plans or policies of the Company. The Company's obligations pursuant to the first sentence of this Section 5 shall terminate on the Expiration Date.

                  6. Excise Tax. In the event that either the independent public accountants of the Executive or the Internal Revenue Service determines that any payment, coverage or benefit provided to the Executive is subject to the excise tax imposed by Section 4999 (or any successor provisions) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to the Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by such Section 4999 by the amount of the "excess parachute payment" received by the Executive (determined without regard to any payments made to the Executive pursuant to this Section 6) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by the Executive of such "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the intention of the parties hereto that the Executive's net after tax position shall be identical to that which would have obtained had Sections 280G and 4999 of the Code not been part of the Code.

                  7. Fees and Expenses. In the event that, prior to, on or after the effective date of termination of this Agreement, the Company fails to make payments or provide coverage to or sustain benefits for the Executive in accordance with the terms of this Agreement, then the Company shall pay to the Executive and reimburse the Executive for his full costs (including, without limitation, the reasonable fees and expenses of the Executive's attorneys and court and related costs) of enforcing this Agreement and obtaining the payments and coverage described herein, unless it is ultimately determined that no such failure to make payment or provide coverage occurred.

                  8. Notices. Any notice to be given by either party hereunder shall be in writing, mailed by certified or registered mail with return receipt requested, shall be addressed to the other party at the addresses set forth at the beginning of this Agreement, or to such other address as may have been furnished by such other party in writing as herein provided, and shall be deemed to have been given on the date of mailing.

                  9. Entire Agreement; Amendment. This instrument constitutes the entire agreement between the parties with respect to the subject matter hereof. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties.

                  10. Waiver of Breach. The failure at any time to enforce or exercise any right under any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part hereof, or the right of either party hereafter to enforce or exercise its rights under each and every provision in accordance with the terms of this Agreement.

                  11. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, in whole or in part, this Agreement shall remain valid and enforceable and be reformed and construed as if such invalid or unenforceable provision, or part thereof, had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.

                  12. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Company and any successor of the Company and any such successor shall be deemed substituted for the Company under the provisions of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Executive, his legal representatives and assigns.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

                  14. Successor Liability. The Company will require any subsequent successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

                                       BIONX IMPLANTS, INC.


                                       By:
                                           --------------------------------
                                           Terry D. Wall, Chairman


                                       ------------------------------------
                                       Drew Karazin

                                    AGREEMENT


                  This Agreement (the "Agreement"), dated as of November 9, 2001, between Bionx Implants, Inc., a Pennsylvania corporation (the "Company"), with its principal executive office located at 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, PA 129422 and Gerard S. Carlozzi (the "Executive"), with an address at 1421 West Woodbank Way, West Chester, PA 19380.

                  NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

                  1. Background. The Executive has served as the Company's President and Chief Executive Officer since September 1999. The Company wishes to reward the Executive for his efforts on behalf of the Company and induce him to continue those efforts.

                  2. New Stock Option Grant.

                           2.1 On November 9, 2001, the Compensation Committee
of the Board of Directors of the Company granted the Executive "Specially Designated Options", as defined in the Company's 1996 Stock Option/Stock Issuance Plan (the "November 2001 Options"), to purchase an aggregate of 200,000 shares of the Company's Common Stock at an exercise price of $2.72 per share. The November 2001 Options were granted to the Executive pursuant to the Company's 1996 Stock Option/Stock Issuance Plan.

                           2.2 All of the November 2001 Options will vest fully
upon the consummation of (i) a merger or consolidation with a party to whom the Company has sent information in connection with a possible "Corporate Transaction" (as defined below) during the term of the Executive's employment with the Company in which securities possessing more than 50% of the voting power of the Company's outstanding shares will be transferred to a person or persons different from the persons holding those securities immediately prior to the transaction or (ii) a sale, transfer or other disposition of all or substantially all of the Company's assets or securities to a party to whom the Company has sent information in connection with a possible Corporate Transaction during the term of the Executive's employment with the Company (any such transaction described in clause (i) or clause (ii) being referred to as a "Corporate Transaction"), and remain exercisable until the close of business on April 30, 2003 (the "Expiration Date"), at which time any and all November 2001 Options that remain unexercised or have not vested shall lapse immediately.

                           2.3 If the Executive's employment with the Company is
terminated (i) by the Company without "Cause" (as defined herein), (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for "Good Reason" (as defined herein), in the case of (i), (ii) or
(iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, the November 2001 Options shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, the November 2001 Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the November 2001 Options be exercisable after the Expiration Date. If the Executive's employment with the Company is terminated by the Company for Cause or by the Executive without Good Reason, any and all unexercised November 2001 Options and any and all unvested November 2001 Options shall lapse immediately upon such termination.

                           2.4 The Company has delivered to the Executive a
Notice of Grant of Stock Option Form which is consistent with these provisions.

                           2.5 In the event that (a) the engagement of U.S.
Bancorp Piper Jaffray Inc. ("Piper"), pursuant to the engagement letter, dated October 31, 2001 (the "Engagement Letter"), between the Company and Piper, terminates prior to April 30, 2003 and any of the November 2001 Options remain unexercised or unvested at such termination date and the Company enters into an arrangement with another investment banker pertaining to the same or similar matters covered by the Engagement Letter, or (b) the Engagement Letter between the Company and Piper extends after April 30, 2003 by agreement of the parties, and any of the November 2001 Options remain unexercised or unvested at April 30, 2003, then, in the case of either (a) or (b), the Company will use its best efforts to grant additional stock options to the Executive with the goal of providing the Executive with the same benefit as was contemplated by the grant of the November 2001 Options.

                           2.6 For purposes of this Agreement, the term "Cause"
shall mean (i) a significant act of dishonesty or deceit in the performance of Executive's duties, (ii) receipt by Executive of kickbacks, bribes or other improper payments, (iii) any willful continuation of a violation or of a breach of any applicable law or material regulation governing the Company's activities after the Executive is notified by the Company's Board of Directors that his conduct constitutes such a violation or breach, or (iv) conviction of Executive with respect to a felony involving moral turpitude.

                           2.7 For purposes of this Agreement, the term "Good
Reason" shall mean a resignation by the Executive within 30 days after (i) a materially adverse change in the Executive's duties or title, (ii) a material breach of this Agreement by the Company and the Company's failure to cure such breach within five days after the Executive notifies the Company of such breach,
(iii) the Executive's offices are relocated to a location that is more than 20 miles from the Executive's current offices at the Company, (iv) the consummation of a Corporate Transaction or (v) a change in the composition of the Board of Directors of the Company such that the "Continuing Directors" (as defined herein) no longer constitute a majority of the Board. For purposes of this Agreement, the term "Continuing Director" shall mean (i) each current member of the Company's Board of Directors and (ii) each person who is hereinafter first nominated to such Board by unanimous vote of persons who then constitute Continuing Directors.

                  3. Acceleration of Existing Options.

                           3.1 The Company hereby designates all stock options
previously granted to the Executive prior to the date hereof (the "Prior Options") under the Company's 1996 Stock Option/Stock Issuance Plan and the Company's Investment Plan (such Plans collectively referred to hereinafter as the "Plans") as Specially Designated Options as described in the Company's 1996 Stock Option/Stock Issuance Plan. The Company agrees that all Prior Options granted to the Executive that are not then fully vested will vest in full upon the consummation of a Corporate Transaction. Any Prior Options that remain unexercised or unvested on the Expiration Date will immediately revert to their original vesting schedules on the Expiration Date, provided that the original term of such Prior Options extended beyond the Expiration Date. This provision shall not be deemed to extend the term of any Prior Options.

                           3.2 If the Executive's employment with the Company is
terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, in the case of (i), (ii) or (iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, any Prior Options that have not vested shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, such Prior Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the Prior Options be exercisable after the expiration of their original terms. If the Executive's employment with the Company is terminated by the Company for Cause, any and all unexercised Prior Options and any and all unvested Prior Options shall lapse immediately upon such termination. If the Executive's employment with the Company is terminated by the Executive without Good Reason, the Executive shall have 90 days from such termination in which to exercise those Prior Options which were vested on the date of such termination, and all Prior Options which had not vested prior to the date of termination shall lapse immediately.

                           3.3 The Notice of Grant of Stock Option Form
pertaining to any Prior Option shall be revised to conform to the provisions contained in Sections 3.1 and 3.2 hereof. The Company's obligations under Sections 3.1 and 3.2 hereof with respect to Prior Options shall terminate on the Expiration Date.

                  4.       Future Options.

                           4.1 The Company agrees that in the event any
additional stock options are granted to the Executive pursuant to the Plans after the date hereof (the "Future Options"), any and all such Future Options shall vest in full upon the consummation of a Corporate Transaction. Any Future Options that remain unexercised or unvested on the Expiration Date will immediately revert to the typical vesting schedules under the Plans on the Expiration Date, provided that the original term of such Future Options extended beyond the Expiration Date. This provision shall not be deemed to extend the term of any Future Options.

                           4.2 If the Executive's employment with the Company is
terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, in the case of (i), (ii) or (iii) prior to the Expiration Date and prior to the consummation of a Corporate Transaction, any Future Options that have not vested shall not lapse immediately upon such termination but shall vest in full upon the consummation of a Corporate Transaction if such a Corporate Transaction is consummated prior to the Expiration Date. Upon vesting, such Future Options shall remain exercisable for a period of 180 days following the latest of (a) the date of termination of employment, (b) the date the Executive is no longer subject to any management lock-up that prohibits his ability to exercise options or purchase or sell the Company's Common Stock and (c) the consummation of a Corporate Transaction; provided that in no event shall any of the Future Options be exercisable after the expiration of their original terms. If the Executive's employment with the Company is terminated by the Company for Cause, any and all unexercised Future Options and any and all unvested Future Options shall lapse immediately upon such termination. If the Executive's employment with the Company is terminated by the Executive without Good Reason, the Executive shall have 90 days from such termination in which to exercise those Future Options which were vested on the date of such termination, and all Future Options which had not vested prior to the date of termination shall lapse immediately.

                           4.3 The Notice of Grant of Stock Option Form
pertaining to any Future Option shall contain provisions consistent with those in Sections 4.1 and 4.2 hereof. The Company's obligations under Sections 4.1 and
4.2 hereof with respect to Future Options shall terminate on the Expiration
Date.

                  5. Other Obligations Upon Termination of Employment. In the event the Executive's employment with the Company is terminated (i) by the Company without Cause, (ii) as a result of the Executive's death or permanent disability or (iii) by the Executive for Good Reason, the Company agrees to (a) pay the Executive within five business days of termination a lump sum cash payment equal to six months of compensation, at the rate in effect for the Executive at the time of termination, (b) provide the Executive with the same health and insurance benefits enjoyed at the time of termination for six months following the date of termination of employment, at the Company's expense and
(c) promptly reimburse the Executive for all automobile lease termination fees. The preceding sentence shall not reduce any benefits the Executive would be entitled to receive upon termination of employment pursuant to any employee benefit plans or policies of the Company. The Company's obligations pursuant to the first sentence of this Section 5 shall terminate on the Expiration Date.

                  6. Excise Tax. In the event that either the independent public accountants of the Executive or the Internal Revenue Service determines that any payment, coverage or benefit provided to the Executive is subject to the excise tax imposed by Section 4999 (or any successor provisions) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company, within 30 days thereafter, shall pay to the Executive, in addition to any other payment, coverage or benefit due and owing hereunder, an amount determined by multiplying the rate of excise tax then imposed by such Section 4999 by the amount of the "excess parachute payment" received by the Executive (determined without regard to any payments made to the Executive pursuant to this Section 6) and dividing the product so obtained by the amount obtained by subtracting the aggregate local, state and Federal income tax rate applicable to the receipt by the Executive of such "excess parachute payment" (taking into account the deductibility for Federal income tax purposes of the payment of state and local income taxes thereon) from the amount obtained by subtracting from 1.00 the rate of excise tax then imposed by Section 4999 of the Code, it being the intention of the parties hereto that the Executive's net after tax position shall be identical to that which would have obtained had Sections 280G and 4999 of the Code not been part of the Code.

                  7. Fees and Expenses. In the event that, prior to, on or after the effective date of termination of this Agreement, the Company fails to make payments or provide coverage to or sustain benefits for the Executive in accordance with the terms of this Agreement, then the Company shall pay to the Executive and reimburse the Executive for his full costs (including, without limitation, the reasonable fees and expenses of the Executive's attorneys and court and related costs) of enforcing this Agreement and obtaining the payments and coverage described herein, unless it is ultimately determined that no such failure to make payment or provide coverage occurred.

                  8. Notices. Any notice to be given by either party hereunder shall be in writing, mailed by certified or registered mail with return receipt requested, shall be addressed to the other party at the addresses set forth at the beginning of this Agreement, or to such other address as may have been furnished by such other party in writing as herein provided, and shall be deemed to have been given on the date of mailing.

                  9. Entire Agreement; Amendment. This instrument constitutes the entire agreement between the parties with respect to the subject matter hereof. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both parties.

                  10. Waiver of Breach. The failure at any time to enforce or exercise any right under any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part hereof, or the right of either party hereafter to enforce or exercise its rights under each and every provision in accordance with the terms of this Agreement.

                  11. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, in whole or in part, this Agreement shall remain valid and enforceable and be reformed and construed as if such invalid or unenforceable provision, or part thereof, had never been contained herein and such provision reformed so that it would be valid and enforceable to the maximum extent permitted.

                  12. Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Company and any successor of the Company and any such successor shall be deemed substituted for the Company under the provisions of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the Executive, his legal representatives and assigns.

                  13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

                  14. Successor Liability. The Company will require any subsequent successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.



                                        BIONX IMPLANTS, INC.


                                        By:_________________________________
                                            Terry D. Wall, Chairman



                                        ____________________________________
                                        Gerard S. Carlozzi